                                                                   Exhibit 10.73


             FIRST AMENDMENT AND WAIVER TO SENIOR SUBORDINATED NOTE
                         AND WARRANT PURCHASE AGREEMENT

      THIS FIRST AMENDMENT AND WAIVER TO SENIOR SUBORDINATED NOTE AND WARRANT PURCHASE AGREEMENT (this "Amendment") is made and entered into as of the 30th day of March, 2001, by and between Key Principal Partners, L.L.C., a Delaware corporation ("KPP"), and KELLSTROM INDUSTRIES, INC. ("Company").

                              W I T N E S S E T H :

      WHEREAS, KPP and the Company entered into that certain Senior Subordinated Note and Warrant Purchase Agreement, dated as of November 13, 2000 (the "Purchase Agreement"), pursuant to which KPP agreed to extend certain financial accommodations to the Company; and

      WHEREAS, the Company desires to refinance some or all of the Convertible Subordinated Notes pursuant to the Exchange Offer described below; and

      WHEREAS, pursuant to the terms of the Purchase Agreement, such refinancing and Exchange Offer require the approval of KPP; and

      WHEREAS, the Company has failed to comply with certain financial covenants set forth in the Purchase Agreement and has requested the waiver of such non-compliance; and

      WHEREAS, KPP is willing to grant such approvals and to enter into this Amendment on the terms set forth herein.

      NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

      1. Defined Terms. All capitalized terms used herein and not otherwise expressly defined herein shall have the respective meanings given to such terms in the Purchase Agreement.

      2. Consent to Exchange Offer Transactions. In reliance upon the representations, warranties, agreements and covenants of the Company set forth herein and in the Purchase Agreement, as amended hereby, but subject to Section 7 of this Amendment, KPP hereby consents to the exchange of some or all of the Convertible Subordinated Notes for the Exchange Notes in accordance with the terms and conditions of the Exchange Offer Offering Memorandum and pursuant to definitive legal documents reasonably acceptable to KPP.

      3.    Amendments to Purchase Agreement.

            3.1 The Purchase Agreement is amended by inserting the following definitions in appropriate alphabetical order in SECTION 1.1:

            "Exchange Notes" means those certain 8.5% Senior Subordinated Notes due 2008, and those certain 6.0% Subordinated Notes due 2008, in each case issued by the Company pursuant to the Exchange Offer substantially in accordance with the terms and conditions of the Exchange Offer Offering Memorandum and pursuant to definitive legal documents reasonably acceptable to KPP.

            "Exchange Offer" means the exchange offer whereby the Company offers to the holders of the Convertible Subordinated Notes to exchange some or all of such Convertible Subordinated Notes for the Exchange Notes.

            "Exchange Offer Offering Memorandum" means the March 8, 2001 Offering Memorandum delivered by or on behalf of the Company to the holders of the Convertible Subordinated Notes in connection with the Exchange Offer, without amendment or modification (other than to reflect the inclusion of the Company's year-end financial statements or to complete items normally left blank on a "red herring prospectus"), except as consented to by KPP.

            "Excluded Fees" means, for any period, (a) all closing and consent fees paid by the Company or its subsidiaries in connection with the closing of the Eleventh Amendment to the Senior Credit Agreement but only to the extent accrued during such period, and (b) all costs, fees and expenses paid by the Company in connection with the Exchange Offer to the extent paid during such period.

            "Increased Exchange Offer Interest" means, for any period, the excess of (a) the amount of interest paid in cash during such period by the Company with respect to the Exchanges Notes and the Convertible Subordinated Notes, over (b) the amount of interest that would have been paid in cash during such period by the Company with respect to the Convertible Subordinated Notes if the Exchange Offer had not been consummated.

            3.2 The Loan Agreement is amended by deleting the definitions of "Adjusted Net Worth", "Change in Control", "Convertible Subordinated Notes", and "EBITDA" set forth in SECTION 1.1 and substituting the following in lieu thereof:

            "Adjusted Net Worth" means the Consolidated Net Worth of the Company and its Consolidated Subsidiaries, plus, in the case of all calculations thereof on and after the effective date of the First Amendment to this Agreement, all Excluded Fees and Increased Exchange Offer Interest.

            "Change in Control" means that (i) any Person or two or more Persons acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Commission under the Exchange Act) of 25% or more of the outstanding shares of voting stock (stock entitled to vote for election of directors


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      excluding rights subject to a contingency) of the Company, (ii) during any period of two consecutive calendar years, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election by the Board of Directors of the Company or whose nomination for election by the shareholders of the Company, as the case may be, was approved by a vote of a majority of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors of the Company, as the case may be, then in office, or (iii) a "Change in Control" as defined in the Indentures relating to the Convertible Subordinated Notes or Exchange Notes occurs.

            "Convertible Subordinated Notes" means those certain $54,000,000 5.75% Convertible Subordinated Notes due 2002, as more particularly described in that certain Indenture dated as of October 10, 1997, by and between Kellstrom and First Union National Bank, as trustee, and those certain $86,250,000 5.5% Convertible Subordinated Notes due 2003, as more particularly described in that certain Indenture dated as of June 17, 1998, by and between the Company and First Union National Bank, as trustee, in each case excluding those Convertible Subordinated Notes that are exchanged for Exchange Notes.

            "EBITDA" means, for any period, net income before provision for Interest Expense, Excluded Fees, income tax expense, depreciation expense and amortization expense, and, in the case of any period including the fiscal quarter ending on December 31, 2000, before charges taken during such fiscal quarter with respect to inventory write-downs, the sale of Real Estate, and write-downs of computer system assets in an aggregate amount not to exceed $53,000,000.

            3.3 The Purchase Agreement is amended by deleting SECTIONS 5.2(a),
(b), (c), (d) AND (e) thereof and substituting the following in lieu thereof:

                  (a) Minimum Consolidated Adjusted Net Worth. Permit the Consolidated Adjusted Net Worth of the Company and its Consolidated Subsidiaries to be less than the applicable minimum amount set forth below as of the end of any of the fiscal quarters set forth below:


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

             FISCAL QUARTER END          MINIMUM CONSOLIDATED
                                          ADJUSTED NET WORTH
             ------------------          --------------------
            December 31, 2000                $119,850,000
            March 31, 2001                   $114,750,000
            June 30, 2001                    $113,475,000
            September 30, 2001               $113,766,660
            December 31, 2001                $114,325,000
            March 31, 2002                   $115,175,000
            June 30, 2002                    $116,450,000
            September 30, 2002               $117,300,000
            December 31, 2002                $121,550,000
            and each fiscal
            quarter end
            thereafter

                  (b) Maximum Consolidated Funded Indebtedness to Consolidated EBITDA Ratio. Permit the ratio of the Consolidated Funded Indebtedness of the Company and its Consolidated Subsidiaries as of any fiscal quarter end, to the Consolidated EBITDA of the Company and its Consolidated Subsidiaries for the preceding four fiscal quarters, to be greater than the applicable maximum ratio set forth below as of the end of any of the fiscal quarters set forth below:

                                           MAXIMUM CONSOLIDATED
            FISCAL QUARTER END            FUNDED INDEBTEDNESS TO
                                         CONSOLIDATED EBITDA RATIO
            ------------------           -------------------------
            December 31, 2000                  7.6471 to 1
            March 31, 2001                     9.4118 to 1
            June 30, 2001                      10.8824 to 1
            September 30, 2001                 11.1765 to 1
            December 31, 2001                  10.5882 to 1
            March 31, 2002                     8.8235 to 1
            June 30, 2002                      7.6471 to 1
            September 30, 2002                 7.6471 to 1
            December 31, 2002                  7.6471 to 1
            and each fiscal
            quarter end
            thereafter

                  (c) Minimum Consolidated Fixed Charge Coverage Ratio. Permit the ratio of (i) the Consolidated EBITDA of the Company and its Consolidated Subsidiaries, minus income taxes paid in cash, Unfunded Capital Expenditures and dividends, to (ii) the Consolidated Fixed Charges of the Company and its Consolidated Subsidiaries, as of the end of any fiscal quarter of the Company, measured for the immediately preceding four fiscal quarters, to be less than the applicable minimum ratio set forth below as of the end of any of the fiscal quarters set forth below:


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
             FISCAL QUARTER END            MINIMUM CONSOLIDATED
                                          FIXED CHARGE COVERAGE
                                                  RATIO
             ------------------          --------------------
            December 31, 2000                   1.275 to 1
            March 31, 2001                       .85 to 1
            June 30, 2001                        .85 to 1
            September 30, 2001                   .85 to 1
            December 31, 2001                    .85 to 1
            March 31, 2002                     1.0625 to 1
            June 30, 2002                      1.2750 to 1
            September 30, 2002                 1.2750 to 1
            December 31, 2002                  1.2750 to 1
            and each fiscal
            quarter end
            thereafter

provided, however, that any amount paid by the Borrowers (a) to purchase the AVSDC Leased Assets in accordance with Section 11.20 of the Senior Credit Agreement, as amended, and (b) with respect to principal in connection with the prepayment of the Equitable Subordinated Loan and the prepayment fee in connection therewith (but not accrued interest with respect thereto), shall be excluded from this calculation.

                  (d) Minimum Consolidated EBITDA. Permit the Consolidated EBITDA of the Company and its consolidated Subsidiaries as of the end of any fiscal month of the Company, measured for the immediately preceding three fiscal months, to be less than the applicable minimum amount set forth below as of the end of any of the fiscal months set forth below:

                                         MINIMUM CONSOLIDATED
              FISCAL MONTH END                  EBITDA
             ------------------          --------------------
            March 31, 2001                    $3,400,000
            April 30, 2001                    $4,420,000
            May 31, 2001                      $6,120,000
            June 30, 2001                     $7,858,250
            July 31, 2001                     $8,287,500
            August 31, 2001                   $8,925,000
            September 30, 2001                $9,350,000
            October 31, 2001                  $9,350,000
            November 30, 2001                 $9,350,000
            December 31, 2001                $10,200,000
            and each fiscal
            month end thereafter


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
                  (e) Financial Definitions. Capitalized terms used in this
Section 5.2, and not otherwise defined in this Agreement have the meanings set forth (including defined terms used in defined terms) in the Senior Credit Agreement, as in effect through and including March 30, 2001 (the date of the Eleventh Amendment thereto).

            3.4 The Purchase Agreement is amended by adding a new CLAUSE (J) and a new CLAUSE (k) to SECTION 5.3, as follows:

                        (j)   the Exchange Notes;

            (k) (i) a Guaranty by the Company in an amount not to exceed $273,000 in favor of UniCapital Engine Group, Inc., (ii) a Guaranty by the Company in favor of British Airways, Plc, as described in the Eleventh Amendment to the Senior Credit Agreement, and (iii) any Guaranty of the Company's obligations under the 8.5% Exchange Notes by any Subsidiary of the Company.

      4. Waiver. In reliance upon the representations, warranties, agreements and covenants of the Company set forth herein and in the Purchase Agreement, as amended hereby, KPP hereby waives the defaults under SECTIONS 5.2(a), (b), (c) and (D) of the Purchase Agreement for the fiscal period ended December 31, 2000 (collectively, the "Specified Defaults"). Notwithstanding the foregoing waiver, KPP reserves all of its rights and remedies at all times with respect to any Default or Event of Default, other than the Specified Defaults, whether presently existing or occurring hereafter.

      5. Consent. KPP hereby consents to that certain Eleventh Amendment and Waiver to Amended and Restated Loan and Security Agreement dated as of March 30, 2001, executed and delivered by the Company and certain of its Subsidiaries, in the form attached hereto as Exhibit "A", in respect to the Senior Credit Agreement, and to the amendments, waivers and consents set forth therein. KPP hereby acknowledges the continuing effectiveness of the subordination provisions set forth in the Purchase Agreement and in any other Loan Documents.

      6. Conditions Precedent. The effectiveness of this Amendment and the amendments, waivers and consents set forth herein are expressly contingent upon the satisfaction of the following conditions precedent:

            6.1 KPP shall have received a true and correct copy of the Exchange Offer Offering Memorandum, as certified by the Chief Financial Officer of the Company.

            6.2 KPP shall have received an opinion of counsel to the Company with respect to this Amendment and all documents executed and/or delivered by the Company in connection herewith, in form and substance reasonably satisfactory to the Agent.


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
            6.3 KPP shall have received such officer's certificates and other agreements and documents as KPP may deem necessary or appropriate to evidence and effect the amendments set forth herein, in each case in form and substance satisfactory to KPP.

      7. Conditions Subsequent. Notwithstanding the provisions of Sections 2 and 3 hereof, the continued effectiveness of KPP's consent to the Exchange Offer is expressly contingent upon:

            7.1 The consummation of the Exchange Offer and the execution and delivery of the Exchange Notes in accordance with the terms of the Exchange Offer Offering Memorandum and all applicable laws, rules and regulations and pursuant to definitive legal documents reasonably acceptable to KPP.

            7.2 The delivery on the date of the consummation of the Exchange Offer and the execution and delivery of the Exchange Notes to KPP of a certificate of the Chief Financial Officer as to the satisfaction of condition subsequent 7.1 set forth above and such other matters as KPP may reasonably request.

            7.3 The delivery on the date of the consummation of the Exchange Offer and the execution and delivery of the Exchange Notes to KPP of an opinion of counsel to the Company with respect to such matters relating to the consummation of the Exchange Offer and the issuance of the Exchange Notes as KPP may reasonably request.

      8. Reaffirmation of Representations and Warranties. The Company hereby restates, ratifies, and reaffirms each and every term, condition, representation and warranty heretofore made by it under or in connection with the execution and delivery of the Purchase Agreement as amended hereby and the other Loan Documents (in each case, as amended through and including the date hereof) as fully as though such representations and warranties had been made on the date hereof and with specific reference to this Amendment and the Loan Documents.

      9. Costs and Expenses. The Company agrees to pay on demand all costs and expenses of KPP in connection with the preparation, execution, delivery and enforcement of this Amendment and all other Loan Documents and any other transactions contemplated hereby, including, without limitation, the fees and out-of-pocket expenses of legal counsel to KPP.

      10. No Event of Default; No Offset, Counterclaim. To induce KPP to enter into this Amendment, the Company hereby (a) represents and warrants that, as of the date hereof and after giving effect to the terms hereof, there exists no Default or Event of Default under the Purchase Agreement or any of the Loan Documents; and (b) acknowledges and agrees that no right of offset, defense, counterclaim, claim, causes of action or objection in favor of the Company against KPP exists arising out of or with respect to any of the Subordinated Obligations, the Purchase Agreement or any of the other Loan Documents.

      11. No Other Agreement or Course of Dealing. To induce KPP to enter into this Amendment, the Company hereby acknowledges that (a) except as expressly set forth herein, has not agreed to (and has no obligation whatsoever to discuss, negotiate or agree to) any other

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
restructuring, modification, amendment, waiver or forbearance with respect to the Subordinated Obligations or the Purchase Agreement, (b) no understanding with respect to any other restructuring, modification, amendment, waiver or forbearance with respect to the Subordinated Obligations or the Purchase Agreement shall constitute a legally binding agreement or contract, or have any force or effect whatsoever, unless and until reduced to writing and signed by authorized representatives of each party hereto, and (c) the execution and delivery of this Amendment has not established any course of dealing between the parties hereto or created any obligation or agreement of KPP with respect to any future restructuring, modification, amendment, waiver or forbearance with respect to the Subordinated Obligations or the Purchase Agreement.

      12. Miscellaneous. The Company agrees to take such further action as KPP shall reasonably request in connection herewith to evidence the amendments herein contained to the Purchase Agreement. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, other than its laws respecting choice of law. As amended hereby, the Purchase Agreement shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Company to KPP.



                        {Signatures follow on next page}


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
      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                    COMPANY:

                                    KELLSTROM INDUSTRIES, INC.

                                    By:
                                       --------------------------------------
                                       Name:
                                              -------------------------------
                                       Title:
                                              -------------------------------

                                    KPP:

                                    KEY PRINCIPAL PARTNERS, L.L.C.


                                    By:
                                       --------------------------------------
                                       Name:
                                              -------------------------------
                                       Title:
                                              -------------------------------
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                       EXHIBIT "A" TO FIRST AMENDMENT AND
                       WAIVER TO SENIOR SUBORDINATED NOTE
                         AND WARRANT PURCHASE AGREEMENT
                              DATED MARCH 30, 2001

                        ---------------------------------


                                     FORM OF
                        ELEVENTH AMENDMENT AND WAIVER TO
                            AMENDED AND RESTATED LOAN
                             AND SECURITY AGREEMENT

                                 (See Attached)